Exhibit 99.1

Change Healthcare Inc.

Announces the Completion of

Split-Off of McKesson’s

Ownership Interest

Mar 10, 2020, 9:00 AM

Nashville, Tenn., March 10, 2020––Change Healthcare Inc. (Nasdaq: CHNG), a leading independent healthcare technology company, today announced the successful completion of McKesson Corporation’s (“McKesson”) previously announced disposition of its ownership interest in Change Healthcare to McKesson stockholders in an exchange offer transaction.

As separately announced today by McKesson, McKesson accepted an aggregate of 15,426,537 shares of McKesson common stock in exchange for all 175,995,192 outstanding shares of PF2 SpinCo, Inc. (“SpinCo”) common stock in the exchange offer. Immediately following consummation of the exchange offer, SpinCo was merged with and into Change Healthcare, and each outstanding share of SpinCo common stock was converted into one share of Change Healthcare common stock. As a result, McKesson no longer owns any voting or economic interest in Change Healthcare.

“We started our journey three years ago, combining Change Healthcare with the majority of the McKesson Technology Solutions businesses to create a leading healthcare information technology company.” said Neil de Crescenzo, president and chief executive officer of Change Healthcare.” Today, we are an independent market leader, innovating on our platform to improve clinical, financial and patient engagement outcomes across the U.S. healthcare system. With our established and scaled platform, a strong new business pipeline, a world-class innovation engine and deep customer and partner relationships, we are well positioned to accelerate growth and performance over the coming years.”

Details of the results of the exchange offer are available in the following press releases issued this morning by McKesson:

McKesson Announces Preliminary Results of Exchange Offer

McKesson Completes Split-off of Its Interest in Change Healthcare

About Change Healthcare

Change Healthcare (Nasdaq: CHNG) is a leading independent healthcare technology company that provides data and analytics-driven solutions to improve clinical, financial and patient engagement outcomes in the U.S. healthcare system. We are a key catalyst of a value-based healthcare system, accelerating the journey toward improved lives and healthier communities. Learn more at changehealthcare.com.

CHNG-IR

Contacts

Evan Smith, CFA

Investor Relations

404-338-2225

Evan.Smith@changehealthcare.com

Kerry Kelly

External Communications

339-236-2756

Kerry.Kelly@changehealthcare.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of federal securities laws. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plans and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “potential,” “continues,” “seeks,” “predicts,” and the negatives of these words and other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, including factors disclosed in the Registration Statement on Form S-4 (No. 333-236234) in the section entitled “Risk Factors,” and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on any forward-looking statements in this release. All forward-looking statements are based on information currently available to Change Healthcare and are qualified in their entirety by this cautionary statement. The statements herein speak only as of the date such statements were first made. Except to the extent required by law, Change Healthcare assumes no obligation to update any such forward-looking statements or other statements included in this release.